SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): October 18, 2006


  Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P.
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          (Exact name of registrant as specified in its charter)


        Delaware                           94-3054600
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(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)         Identification Number)


1107 Investment Boulevard, Suite 180
El Dorado Hills, California                                95762
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(Address of principal executive offices)                 (Zip Code)


                               (916) 941-1400
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              Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01    Entry into a Material Definitive Agreement
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     On October 9, 2006, the Technology Funding Venture Partners IV Liquidating
Trust (the "Trust" or the "Seller"), the successor entity to Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P., on the one hand and Industry Ventures Acquisition Fund (Aperture), L.P. ("IVAF") and Industry Ventures Fund IV, L.P. ("IVF") (collectively the "Buyers") executed a
Securities Purchase Agreement ("Purchase Agreement") under which the Buyers will purchase all of the investment assets of the Trust excluding those related to Dakota Arms, Inc. and Dakota Holdings, LLC for an aggregate purchase price of approximately $2.7 million. A total of $650,794 from the net proceeds of this sale will be placed in an escrow account. Of that amount, $516,503 may be released within 60 days of closing if no indemnification claims have been made. The remaining $134,291 balance may be released one year from the closing date upon the satisfaction of certain conditions.

     The Purchase Agreement is conditioned upon satisfactory completion of all remaining legal, business and accounting due diligence. Under the terms of the Purchase Agreement, closing must occur on or before October 25, 2006.

     The foregoing is a summary of the material terms of the Purchase Agreement and does not purport to be complete.

     There are no material relationships between the Trust and the Buyers or any of the Buyers' affiliates, directors or officers (or any associate of any such director or officer), other than by virtue of the Purchase Agreement.


Item 9.01.        Financial Statements And Exhibits

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Not applicable.



                                    SIGNATURE


                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TECHNOLOGY FUNDING VENTURE PARTNERS IV, AN AGGRESSIVE GROWTH FUND L.P.

By:   TECHNOLOGY FUNDING INC.
      TECHNOLOGY FUNDING LTD.
      Managing General Partners


  Date:  October 18, 2006            By:  /s/ Charles R. Kokesh
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                                     Charles R. Kokesh
                                     President, Chief Executive
                                     Officer, Chief Financial Officer
                                     and Chairman of Technology
                                     Funding Inc., and Managing General
                                     Partner of Technology Funding Ltd.